RISK MANAGEMENT ACTIVITIES AND FAIR VALUE MEASUREMENTS - AMOUNT OF GAINS AND LOSSES ON OUTSTANDING DERIVATIVES - ADDITIONAL INFORMATION (Details) - Net Investment Hedging - USD ($) $ in Millions	12 Months Ended
	Jun. 30, 2018	Jun. 30, 2017
Derivative Instruments, Gain (Loss) Recognized in Income, Ineffective Portion and Amount Excluded from Effectiveness Testing, Net	$ 138	$ 48
Accumulated Other Comprehensive Income, Gain (Loss)	$ 367	$ 161